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GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1999-4
Investor Number 51999091

Determination Date:         10-Dec-99
Remittance Date A-1         15-Dec-99
Remittance Date A-2         20-Dec-99
Month End Date:             30-Nov-99

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
     (a)      Class A-1 Distribution Amount                                                                  854,478.59
     (b)      Class A-1 Distribution Principal                                                             3,761,801.44
                          Scheduled Payments of Principal                                  694,963.35
                          Partial Prepayments                                                    0.00
                          Scheduled Principal Balance Principal Prepayment in Full       1,220,517.39
                          Scheduled Principal Balance Liquidated Contracts               1,846,320.70
                          Scheduled Principal Balance Repurchases                                0.00

     (c)      Class A-1 Interest Distribution                                                                539,585.51
              Class A-1 Interest Shortfall                                                                         0.00

     (d)      Class A-1 Remaining Certificate Balance                                                    108,262,871.96


     (e)      Class A-2 Distribution Amount                                                                  219,722.22
     (f)      Class A-2 Distribution Principal                                                                     0.00
                          Scheduled Payments of Principal                                        0.00
                          Partial Prepayments                                                    0.00
                          Scheduled Principal Balance Principal Prepayment in Full               0.00
                          Scheduled Principal Balance Liquidated Contracts                       0.00
                          Scheduled Principal Balance Repurchases                                0.00

     (g)      Class A-2 Interest Distribution                                                                628,545.83
              Class A-2 Interest Shortfall                                                                         0.00

     (h)      Class A-2 Remaining Certificate Balance                                                    125,500,000.00

     (i)      Class A-1 Pass Through Rate                                                                      5.762500%
              Class A-2 Pass Through Rate                                                                      5.650000%
              Class A-2 Holdover Amount                                                                            0.00

     (j)      Monthly Servicing Fee                                                                          500,153.24

     (k)      Delinquency                                                 # of Contracts                  Prin. Balance
                                                                          --------------              -----------------

                          a)  Loans 31 to 59 days delinquent                    35                         1,487,952.24
                          b)  Loans 60 to 89 days delinquent                    12                           416,569.99
                          c)  Loans delinquent 90 or more days                   8                           237,867.54
                                                                           -------------             ------------------
                                                                                55                         2,142,389.77
                                                                           =============             ==================


     (l)      Repurchased Contracts                                           Number                  Repurchase Price
                                                                           -------------
              (see attached schedule)                    Total Repurchases      0                                  0.00
                                                                           =============             ==================


     (m)      Repossessions or Foreclosures                                   Number                   Actual Balance
                                                                           -------------             ------------------
                                                         BOP Repossessions     219                        $8,015,707.27
                                                        Plus Repossessions       6                           143,263.45
                                                                this Month
                                                         Less Liquidations      -2                          ($59,153.98)
                                                                           -------------             ------------------
                                                         EOP Repossessions     223                        $8,099,816.74
                                                                           =============             ==================

     (n)      Enhancement Payment                                                                                  0.00

     (o)      Monthly Advance                                                                                      0.00
              Outstanding Amount Advanced                                                                          0.00

     (p)      Deposit to Special Account/Distribution to Class R Certificateholders                       $  202,657.02

     (q)      Amount Distributed to Class R Certificateholders                                                     0.00

     (r)      Net Weighted Average Contract Rate                                                                   9.37%

     (s)      Number of Manufactured Homes currently held due to repossession                                         0
              Principal balance of Manufactured Homes currently held                                         443,673.01

     (t)      Pool Principal Balance Percentage                                                               97.300796%


     (u)      Aggregate Deficiency Amounts                                                                         0.00
              Servicer Deficiency Amounts received                                                                 0.00

     (v)      Additional Items


     (w)      Class A-1 Net Funds Carryover Amount                                                                 0.00
              Class A-2 Net Funds Carryover Amount                                                                 0.00
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